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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 and Forms S-4 (File Nos. 333-67113, 333-45447, 333-45449, 333-91041, 333-31608, 333-32624, 333-50031, 333-62636
and 333-68274).

ARTHUR ANDERSEN LLP
Houston, Texas
December 13, 2001